U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K
                                AMENDMENT NO. 1

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported):  AUGUST 14, 2002
                                                 ---------------------


                    INTERNATIONAL COMMERCIAL TELEVISION INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                 0-49638                  76-0621102
            ------                 -------                  ----------
       (State or other           (Commission              (I.R.S. Employer
         Jurisdiction            File Number)            Identification No.)
       of incorporation)


                  873 NE 77TH STREET
                  BOCA RATON, FLORIDA                             33487
        ----------------------------------------                ----------
        (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:   561.330.3199
                                                   ------------------


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          Exhibit  No.        Description
          ------------        -----------------------------------------

               99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

               99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Item  9.  Other  Events  and  Regulation  FD  Disclosure

     On August 14, 2002, each of the Chief Executive Officer, Kelvin Claney, and Chief Financial Officer, Keith Smith, of International Commercial Television Inc. executed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     A copy of each of these Certifications is attached hereto as an Exhibit (Exhibit Nos. 99.1 and 99.2).


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERNATIONAL COMMERCIAL TELEVISION INC.



Date:    August 14, 2002                By:  /S/  Kelvin Claney
      ---------------------                -------------------------------------
                                             Kelvin Claney
                                             Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit  No.        Description
------------        -------------------------------------------------

      99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


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